1 Serologicals Acquisition and Q1 2006 Webcast April 25, 2006 ACCELERATING GROWTH AND INNOVATION Exhibit 99.2

Forward-looking Statements-Reg. G-Proxy
In order to take advantage of the safe harbor provisions of the private securities litigation reform act of 1995, you should understand that we will be making forward-looking statements in this conference. These statements involve a number of risks and uncertainties, including those which are set forth in our annual report on Form 10-K, subsequent quarterly reports on Form 10-Q, and our other SEC filings. We assume no obligation to update any forward-looking statement based on new information, future events or any other reason.  A reconciliation of non-GAAP to
GAAP historical results is available on the company’s website.
This material is not a substitute for the proxy statement Serologicals will file with the Securities and Exchange Commission. Investors are urged to read the proxy statement when it becomes available, because it will contain important information.
The proxy statement and other documents which will be filed by Serologicals with the Securities and Exchange Commission will be available on the SEC's website,
www.sec.gov.
Serologicals and certain of its directors, executive officers and certain other members of its management may be deemed to be soliciting proxies from Serologicals’ shareholders in connection with the proposed transaction.
Investors may obtain a detailed list of names, affiliations and interests of
Serologicals participants in the solicitation of proxies of Serologicals shareholders by reading the proxy statement when it becomes available.

3

4 Agenda • Recap of Millipore strategy • Transaction overview & strategic rationale • Operational and financial impact • First quarter 2006 earnings presentation

Millipore’s transformation is driving accelerated
revenue growth and value creation
• Niche provider,
moderate growth
Prior to 2004
• New leadership
• New strategy
2005 2006+
• Better execution
• New markets
• Faster growth

Millipore strategic goals
• Strengthen leadership position with biopharmaceutical customers
• Become a strategic supplier in bioscience research markets
• Lead industry in product quality and manufacturing effectiveness
• Become a magnet for talent
• Double the value of the company by 2009

Building on significant progress made in 2005
Sharpened focus from 3 divisions to 2 divisions
Senior management, new or in new roles 21 of 34
Acquisitions and alliances 3
Improved manufacturing effectiveness, savings by 2009 $40M
New products launched in 2005 40
Revenue growth in 2005 12%

8 Agenda • Recap of Millipore strategy • Transaction overview & strategic rationale • Operational and financial impact • First quarter 2006 earnings presentation

Transaction overview
• $31.55 per share all cash offer for all of Serologicals’
outstanding shares
• Total value of transaction: approximately $1.4 billion
• Transaction expected to close by June 30, 2006
• Conditions to closing
– Serologicals shareholder approval
– Customary regulatory approvals
– Other conditions of merger agreement

Serologicals: a perfect strategic fit
• Brings strategic value to both Bioscience and Bioprocess
• Provides entry into rapidly growing markets
• Accelerates organic revenue growth
• Establishes important critical mass
• Increases 2006 and 2007 non-GAAP earnings per share
– transaction is significantly accretive on a non-GAAP basis

Who is Serologicals?
• A leading provider of a broad range of innovative
solutions that enable and facilitate drug discovery,
development and production
• Research Division: Deep product portfolio and
leading edge products and services in rapidly
growing market segments
– Neuroscience
– Stem cell research
– Multiplex platform technologies
– Nuclear function
– Drug discovery products and services
• Celliance Division: Provides cell culture media
supplements used in the production of biologics
2006 Revenues*
Research
60%
Celliance
40%
*Serologicals management projections

Serologicals at a glance
2005 Revenues $275M
Organic revenue growth 16%
Gross margins*
57%
Earnings per share*
$0.98
2005 earnings per share growth* 24%
New products launched in 2005 1,700
Source: Serologicals
*Non-GAAP, GAAP reconciliation available on Serologicals website

13 Serologicals: strong track record of innovation New Product Launches Revenue Per New Product 2003 2004 2005 $5,797 $6,600 $8,500 2005 1,700 Source: Serologicals 2004 2003 1,215 930

Leader in cell culture
supplements
Highly productive
R&D organization
Strong brand and
customer relationships
Innovative, broad
Bioscience portfolio
#1 in downstream bioprocessing,
lab water, and life science filtration
Complementary strengths of each company
Global direct sales force

Combining two dynamic and growing companies
2005 Organic Revenue Growth Rate
0% 2% 4% 6% 8% 10% 12% 14% 16% 18%
Serologicals
Millipore
Qiagen
Invitrogen
Affymetrix
Sigma-Aldrich
Fisher
10%
9%
6%
6%
5%
5%
Source: Company Filings and Wall Street research
16%

Sigma-Aldrich
Serologicals
Leading player in life science consumables
2005 Revenues ($ millions)
0 5,000
Serologicals + Millipore
Millipore
Qiagen
Invitrogen
Affymetrix
Fisher*
1,266
1,198
991
398
368
275
Source: UBS
1,667
4,141
500 1,000 1,500 4,000
*revenue for scientific products division

Bioscience becomes strategic supplier
• Transforms Millipore’s Bioscience Division by immediately
providing deep product offerings in high growth markets
Millipore Bioscience Today Millipore + Serologicals
Lab Filtration and
Sample Prep
48%
Service
9%
Lab Water
43%
Service
6%
Lab Water
32%
Antibodies
11%
Drug Discovery
6%
Cell Biology
9%
Lab Filtration and
Sample Prep
36%
2005 Revenues

Bioscience: gains leadership positions in
high growth markets
Antibody
Technology
Nuclear
Function
Multiplex
Technologies
Stem
Cells
9%
15%
15%
15-20%
Drug
Discovery
14%
Estimated market CAGR 2006-2011
Source:  Millipore

Bioscience:  significant geographic synergies
% of life science sales force by geography
Serologicals Millipore
Asia
14%
South
America
7%
Japan
11%
North
America
19%
Europe
49%
North
America
64%
Europe
30%
Asia
2%
Japan
2%
South
America
2%

Millipore Bioprocess Today
Millipore + Serologicals
Chromatography
& Filtration
61%
Components & Systems
18%
Process
Monitoring Tools
19%
Components &
Systems
15%
Process Monitoring Tools
16%
Chromatography
& Filtration
49%
Cell Culture Supplements
19%
Services
1%
Services
2%
Bioprocess:  only provider of cell culture and
downstream separations offerings
•
Millipore’s Bioprocess Division gains significant offering in
$1 billion upstream bioprocessing market
2005 Revenues

Bioprocess: increased presence in key accounts
Process
development
and scale-up
Upstream
processing
Downstream
purification and
filtration
Ongoing
compliance
monitoring and
testing
Filtration and chromatography
Disposable Solutions
Process Monitoring Tools
Cell Culture
Supplements

Bioscience
40%
Bioprocess
60%
Serologicals:  a perfect strategic fit
Bioscience
60%
Bioprocess
40%
Millipore
Serologicals
Bioscience
42%
Bioprocess
58%
2006 Revenues
*
Combined
Company
*Forecasted Pro Forma revenue

23 Agenda • Recap of Millipore strategy • Transaction overview & strategic rationale • Operational and financial impact • First quarter 2006 earnings presentation

24 Higher organic growth Organic growth, constant currency 2006* 2007** 2005 2004 2003 6% 6% 10% 8-10% 9-11% *Millipore standalone 2006 guidance **Combined company growth over pro forma 2006 revenues

25 Serologicals will improve Millipore’s profitability 2005 Results Millipore Serologicals Millipore Serologicals Gross margins* EBITDA margins* 53.9% 57.0% 22.7% 24.6% * non-GAAP, as reported

Cost savings and synergies
• $9 to $10M cost savings and synergies in 2007
– $15 to $17M in 2008
• Revenue Synergies
– Geographic sales synergies
– Bioprocess sales force and customer relationships
– Further leverage internet as sales channel
• Integration team in place led by Charlie Wagner, Corporate Vice
President of Strategy & Corporate Development

27 2006E* New $3.60-$3.75 Transaction is accretive immediately 2007E* New $3.00-$3.10 Non-GAAP EPS 2006E Old $2.90-$2.95 *combined company

Financing of transaction
• Approximately $600 mm from balance sheet
• Approximately $900 mm from debt
• Combined cash flow will be used to re-pay debt
* Previously issued 2006 cash flow from operations guidance-annualized
Serologicals*
Millipore*
Combined
$40-$45
$180-$185
$220-$230
Cash Flow from Operations

29 Agenda • Recap of Millipore strategy • Transaction overview & strategic rationale • Operational and financial impact • First quarter 2006 earnings presentation

• Bioscience
– Strong growth in China
– Continued success with new products
– Sales force initiatives are working
• Bioprocess
– Healthy demand from biotech customers
– Strong pipeline for NovAspetic products
10.0%
13.0%
Bioscience Bioprocess
Q1 2006 Constant Currency Revenue Growth
Growth of both divisions remains strong

Q1 2006 Highlights
• Bioprocess continues to grow rapidly
• Third straight quarter of strong performance from Bioscience
• Supply chain initiative generating expansion in gross margins
• Acquisitions of Serologicals and Newport Bio Systems will help to fuel future growth and profitability
• Continuing to raise level of execution

Actual Dollars (In millions, except per share data)
Q1 2006 Q1 2005 % Change
Sales $ 268.4 $250.2 7%
Gross profit 142.6 136.1 5%
% of sales 53.1% 54.4%
SG&A 80.9 76.7 5%
% of sales 30.1% 30.7%
R&D 18.4 16.1 14%
% of sales
6.9%
6.4%
Operating income 41.9            42.6 (2%)
% of sales 15.6% 17.0%
Net income $   34.5 $   32.3 7%
EPS $   0.64 $   0.64 --
Shares outstanding 53,883 50,327 7%
Q1 2006 GAAP results

GAAP to Non-GAAP Reconciliation
Actual Dollars($ millions)
Q1 2005 Q1 2006
Executive transition agreements 7.8
Manufacturing consolidation - 4.2
Amortization of purchased intangibles 0.7 1.4
Total non-GAAP adjustments before taxes 9.0 8.2
Tax effects of non-GAAP adjustments (2.1) (2.9)
Non-GAAP net income
6.9
$
5.3
$
Net income - GAAP
Non-GAAP adjustments :
Total non-GAAP adjustments, net of tax
34.5
32.3
-
39.8
39.2
Division reorganization
0.5
Stock-based compensation
- 2.6
$
$
$  $
$
$
$
$

Actual Dollars (In millions, except per share data)
Q1 2006 Q1 2005 % Growth
Sales $ 268.4 $250.2 7%
Gross profit 147.2 136.1 8%
% of sales 54.9% 54.4%
SG&A 79.0 68.5 15%
% of sales 29.4% 27.4%
R&D 18.1 16.1 13%
% of sales
6.7%
6.4%
Operating income 50.2            51.5 (3%)
% of sales 18.7% 20.6%
Net income $   39.8 $39.2   2%
EPS $   0.74 $   0.78 (5%)
Q1 2006 Non-GAAP results*
* Please refer to the non-GAAP reconciliation table in Millipore’s Q1 2006 earnings announcement

Cash & marketable securities $651 $141
Debt $563 $133
Accounts receivable $215 $199
DSOs
73 days 73 days
Inventory $166 $139
Days of Inventory
120 days 112 days
Cash flow from operations ($24) $18
$ in millions Q1  2006 Q1  2005
Balance sheet

Summary
• Transaction will transform Millipore and immediately make
company stronger player in Bioscience
• Bioprocess Division gains access to large upstream market
• Opportunity to accelerate R&D productivity and gain key talent
• Combined company will accelerate growth and profitability and create new value for shareholders
• Another quarter of good execution
– expanded market leadership in disposable bioprocessing market with acquisition of Newport Bio Systems